SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 27, 2004 (January 20, 2004)
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                               0-20914 31-1359191
          (Commission file number) (IRS Employer Identification Number)

                    420 Third Avenue, Gallipolis, Ohio 45631
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         (Former name or former address, if changed since last report.)





                            Exhibit Index at Page 4.

Item 1. Changes in Control of Registrant.
         Not applicable.

Item 2. Acquisition or Disposition of Assets.
         Not applicable.

Item 3. Bankruptcy or Receivership.
         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5. Other Events and Regulation FD Disclosure.
     On January 20, 2004 the Company's Board of Directors adopted a resolution authorizing the repurchase of up to 175,000 shares or approximately 5% of the Company's outstanding common shares from time to time in open market or privately negotiated purchases. The timing of the purchases, the prices paid and the actual number of common shares purchased will depend on market conditions. This stock repurchase program, effective immediately, will continue through February 15, 2005, unless the program is extended by the Board of Directors. The stock repurchase program is described in the press release issued on January 27, 2004, which is included herewith as Exhibit 99.

Item 6. Resignations of Registrant's Directors.
         Not applicable.

Item 7. Financial Statements and Exhibits.

         (a)      None required.

         (b)      None required.

         (c)      Exhibits:

                  Exhibit Number        Description
                  --------------        -----------
                       99               Press release of Registrant dated
                                        Januuary 27, 2004.

Item 8. Change in Fiscal Year.
         Not applicable.

Item 9. Regulation FD Disclosure.
         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 OHIO VALLEY BANC CORP


Date: January 27, 2004                           By /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                INDEX TO EXHIBITS



Exhibit Number                                      Description
--------------                                      -----------
     99                            Press release of Ohio Valley Banc Corp. *


January 27, 2004
*Filed herewith

                                   Exhibit 99


NEWS RELEASE


FOR IMMEDIATE RELEASE
1/27/2004
Contact: Richard Scott,  (740) 446-2631, 1-800-468-6682



                     OVBC ANNOUNCES STOCK REPURCHASE PROGRAM


GALLIPOLIS, Ohio -- Ohio Valley Banc Corp. [NASDAQ: OVBC] was authorized by its Board of Directors on January 20, 2004, to repurchase up to 175,000 shares of OVBC common stock through open market and privately negotiated purchases. The timing of the purchases, the prices paid and the actual number of shares of common stock purchased will depend upon market conditions and limitations imposed by applicable federal securities laws. All shares of common stock purchased will be held as treasury shares and will be available for use by OVBC pursuant to the terms of OVBC's Dividend Reinvestment and Employee Stock Purchase Plan as well as for other general corporate purposes.

Jeffrey E. Smith, president and chief executive officer, commented, "Our shareholders purchased more than 49,000 shares of common stock in 2003 under the Dividend Reinvestment Plan (DRIP) and Employee Stock Purchase. This authorization by our Board will permit the purchase of shares, when available, to meet the demand for DRIP shares."

All purchases will be made by OVBC between February 16, 2004 and February 15, 2005, unless OVBC's Board of Directors extends the program. On January 20, 2004, OVBC had 3,493,000 shares of common stock outstanding.

Ohio Valley Banc Corp. operates three subsidiaries: Ohio Valley Bank, with 17 offices in Ohio and West Virginia; Loan Central, with five offices in Ohio; and Ohio Valley Financial Services Agency. Ohio Valley Banc Corp. stock is traded on the NASDAQ Stock Market under the symbol OVBC.

                                      ###